Somaxon Pharmaceuticals, Inc. August 5, 2010 BMO Capital Markets 10th Annual Focus on Healthcare Conference Nasdaq: SOMX Exhibit 99.1

2 Forward Looking Statements This presentation contains forward-looking statements about our business, including our commercialization timeline and plans, potential partnerships or other strategic collaborations, future financial results and events that have not yet occurred. Operating in the pharmaceutical industry inherently involves significant risks and uncertainties, including the risks outlined under "Risk Factors" and elsewhere in our Annual Report on Form 10-K and our other filings made with the SEC from time to time. Our actual results may differ materially from our expectations due to these risks and uncertainties, including our near-term dependence on the success of our lead product candidate, Silenor(r), and factors relating to ability to raise sufficient capital, ability to attract a strategic partner, competition, intellectual property protection, industry environment, and other matters. Somaxon undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

Somaxon Business Strategy

- **Develop and Commercialize Highly Differentiated Products**
  - Target late-stage or currently marketed assets
  - Address unmet medical need and patient dissatisfaction
  - Maximize value of Silenor
- **Deploy a U.S. Commercial Organization**
  - Focus on the CNS therapeutic area
  - Cover high-prescribing physicians with a targeted sales force
  - Create efficiencies through strategic outsourcing
- **Establish Commercial Collaborations**
  - Effectively leverage partner resources
  - Reach broader prescriber universe
  - Consider licensing, co-promotion or M&A to accelerate growth

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Somaxon Pharmaceuticals

4 Highlights FDA approved Silenor for the treatment of insomnia characterized by sleep maintenance difficulty, March 17, 2010Raised $53MM in secondary offering in March 2010U.S. commercial collaboration discussions ongoingSomaxon’s commercial build and Silenor launch preparation nearing completionSilenor launch scheduled for late September

Silenor for Insomnia

- Differentiated Mechanism of Action
  - H1 Antagonist vs. GABA or Melatonin
- Treat sleep maintenance insomnia
  - The most significant insomnia complaint
  - 7-8 hours of sleep with Silenor
- Prevention of early morning awakenings – a full night's sleep
  - Unique potential positioning for Silenor
- Attractive safety profile
  - NO clinically meaningful evidence of next-day residual effects
  - NOT DEA scheduled
  - NO abuse potential
  - NO risk of dependency
  - NO withdrawal symptoms
  - NO tolerance with long term use
  - NO complex sleep behaviors observed
  - NO amnesia, hallucinations or other GABA-related side effects
  - NO disruption of sleep stages

Somaxon Pharmaceuticals

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A Restless Market

Large and Accessible Market

- **Over 67 million TRx's and > $2 billion in sales in the U.S. 2009**

- **U.S Market remains under-diagnosed and under-treated**
  - 70 million estimated to suffer from insomnia
  - 14 million (20%) are currently on Rx treatment
  - 56 million utilize OTC/not on Rx treatment

- **Concentrated market: ~44,000 doctors write half the TRx's**
  - 30% of highest prescribing doctors are specialists
    - Top decile prescribers average >1000 Rx's /year

- **Opportunity to accelerate prescription growth with the introduction of a novel and differentiated product**
  - 70% of patients would ask for Silenor on the next doctor visit
  - 12% of patients stated they would make a special visit to ask for Silenor

Sources: IMS Health data, Roth et al, 1999, Somaxon Market Research_2008 (Insomnia Treatment: *The Consumer Perspective* N=1,764)

Somaxon Pharmaceuticals

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8 Sleep Maintenance is Primary Issue 65% 35% Sleep Problem in Past Month At Least a Few Nights/Week 49%Woke Unrefreshed 42%Frequent Nocturnal Awakenings 29%Early Morning Awakenings 26%Difficulty Falling Asleep National Sleep Foundation.Summary of findings: 2008 Sleep in America poll. n = 1760 respondents Any Sleep Problem 0.35 0.65 Any Sleep Problem Rarely, Never, Don't know

Changing Market Dynamics Create Opportunities

- **Solid "window of opportunity" for new treatments**
  - A void of new and differentiated insomnia treatments since 2006
  - No "novel" compounds expected to launch in near term
    - Clinical and regulatory setbacks for several drugs in development
    - Somaxon estimates several years before new competition comes to market
- **Number of primary details is decreasing**
  - Recent sales force reductions
  - Competitive brands lack differentiated message
- **Competitive promotional spending is decreasing**
  - DTC spending down dramatically year-over-year
  - Consistent trend across brands

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Somaxon Pharmaceuticals

Silenor Commercialization Silenor

Silenor Launch Preparation

- **Marketing Campaign Completed**
  - Core promotional material submitted to FDA for review
- **Pricing and Reimbursement Plan Completed**
  - Premium pricing strategy
  - Managed care dialogue underway
- **Sales Management Team Hired**
  - VP of Sales
  - 10 Regional Managers
  - 10+ years of CNS experience on average
  - Recent sleep drug management experience
- **Sales Force Recruitment Underway**
  - 110 Specialty Sales Representatives
  - Targeting 18,000 prescribers responsible for writing ~ 20MM insomnia drug prescriptions annually
  - Dedicated to Silenor
  - Deployed in September

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Somaxon Pharmaceuticals

Silenor Launch Preparation

- **Internal Staffing Completed**
  - Brand Team
  - Compliance
  - Medical Affairs
  - Continue to outsource wherever possible
- **Launch quantities of trade and sample packs nearing completion**
  - Third Party Logistics (3PL) Partner on-board
  - Wholesaler/Retail Distribution Plan ready for implementation
- **Publication Plan**
  - Phase 3 Elderly Trial (503 Study)
    - Accepted by *SLEEP*
  - Phase 3 Transient Insomnia Trial (502 Study)
    - Accepted by *Sleep Medicine*
  - Phase 3 Adult Trial (501 Study)
    - Submitted/Pending

Somaxon Pharmaceuticals

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"Plan to Win"

- **Capitalize on the Changing Market Dynamics**
  - Competitor "turbulence"
  - Lack of differentiated insomnia treatments
  - Shift from expensive DTC strategy
- **Pre-launch - Raise Awareness**
  - Web based initiatives
  - Publications
  - Professional meetings (e.g. APSS)
- **Launch with a Competitive Sales Force**
  - Target high value physicians
  - Utilize non-personal promotional efforts to reach
  - Exploit Silenor sampling advantage
- **Integrated Professional Campaign Developed**
  - Strong branding elements
  - Patient Education Programs
  - Technology driven physician education
- **Targeted Consumer Campaign Developed**
  - "Direct to Insomniac" communication via Web
  - Point of Care Programs/Public Relations

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Somaxon Pharmaceuticals

14 Silenor Branding

15 Silenor Branding Brand Identity - Refreshingly Different Key Messages - A full 7-8 hours of sleep - Safe for chronic use - Non-addicting, no abuse potential - Placebo-like side effect profile - No meaningful hangover effect - Unique MOA Positioning-Silenor is first-line therapy for sleep maintenance insomnia Broad clinical profileSafetyTolerabilityPatient benefits

Professional Campaign

- **Integrated marketing campaign to reach over 18,000 High Value Physicians (HVP) with both personal and non-personal promotional efforts**
  - Utilize high impact Brand Awareness programs
  - Fully leverage web-based and media to reach prescribers
  - Supportive sales aids and branded marketing materials

- **Packaging designed to reinforce Brand imagery and product features**
  - Unique dose pack to establish Silenor brand at the pharmacy
  - Distinctive sample and trade packaging reinforces key branding elements for patients

- **Samples – a competitive advantage**
  - Drives physician access
  - 7 count Patient Starter Kit to top decile prescribers at launch
  - 4 count sample packs for sales rep delivery and direct distribution

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Somaxon Pharmaceuticals

17 Patient Starter Kit

Patient Brochure and Co-Pay Card 18

19 Silenor Dose Pack

Direct to Insomniac Campaign

- **Internet rivals traditional DTC ads for Rx info by consumers before seeing MD[1]**
- **Consumers seek insomnia info *in general* before searching for specific medications[1]**
- **Physicians remain the most important source of Rx education**
  - **Internet a close second[2]**
- **Physician internet use replacing traditional sources of medical info[3]**

"Insomnia patients more likely than those with most other health conditions to use the internet for medical information"
Trend report 2008

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*Sources: 1) Somaxon market research, 2008; 2) Trend Report 2008; 3) Manhattan Research

Somaxon Pharmaceuticals

Direct to Insomniac Campaign

- **Web property deployment**
  - www.silenor.com
  - Search engine optimization
  - User database
- **Outreach through Web MD**
  - Directed approach
  - Most trusted and searched website for medical inquiries
- **Public Relations**
  - Media outreach at launch
- **Point of Care – Pharmacy**
  - Direct product messaging to OTC sleep aid and anti-depressant users
- **Point of Care – MD Office**
  - In-office video and print materials
    - Rep and direct distributed

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Somaxon Pharmaceuticals

22 Silenor.com

Managed Care

- **Targeting Tier 3 at launch for majority of plans**
  - Minimize step edits and quantity limits
- **Normalize the cost to the patient through co-pay assistance**
  - First Rx and two refills
  - Configured to be delivered as physical part of the sample
  - Out of pocket expense expected to be less than $1 per day to patient
- **Target largest/influential commercial plans for potential tier two coverage**
  - Dossier and formulary kit finalized
- **Prioritize Government Programs**
  - Product profile supports use in Medicare population
  - Actively pursuing opportunity in the VA/DOD system

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Somaxon Pharmaceuticals

Somaxon Pharmaceuticals, Inc. Corporate Summary

25 Commercial Collaboration for Silenor GOALSMaximize shareholder valueBuild a sustainable pharmaceutical business Traditionallicensingwithco-promotion rights Co-promotionwith sharedrevenues and costs M&A to gain access to sales infrastructure/products

26 Financials Cash, cash equivalents & marketable securities (3/31/10) Shares outstanding Fully diluted shares $58.5 MM 34.3 MM 42.7 MM

Intellectual Property Position

- **Two issued US patents listed in Orange Book - protection until 2020**
  - Low-dose doxepin for treating chronic insomnia and transient insomnia
  - Approved indication is "treatment of insomnia"
  - No subset of this indication has ever been recognized by the FDA
- **Formulation patents and exclusivity**
  - Exclusive license to use key excipient, and to list related patents in Orange Book (expire in 2015)
  - Somaxon formulation patent application pending
- **Multiple other patent applications pending that cover information in approved label**
  - Methods of improving pharmacokinetics
  - Efficacy into 8th hour, unaccompanied by next-day residual effects
  - Method of treating insomnia without tolerance, rebound insomnia or weight gain
  - Method of treating insomnia in the elderly

Somaxon Pharmaceuticals

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28 Somaxon Value Proposition Silenor Highly differentiated insomnia treatment Favorable market dynamics Attractive clinical and safety profile Significant revenue generating potential Experienced management team Significant commercial transaction and product launch experience 2010 milestonesPotential Silenor commercial collaboration(s) Deploying a specialty commercial operation September 2010 Silenor launch in US

Somaxon Pharmaceuticals, Inc.